Exhibit 99.2

Investor Presentation April 27, 2022

Safe Harbor Statement 2 This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . This includes, without limitation, financial guidance and projections, including 2022 underlying assumptions, and statements with respect to expectations of the Company’s future financial condition, results of operations, cash flows, plans, targets, goals, objectives, performance, growth potential, engines and opportunities, expected growth rates, industry - leading comparable sales growth, competitive position and business ; quality control and supply chain efficiencies ; annualized average unit volume ; the Company’s differentiation and strong foothold in the off - premise channel supporting the business in the ongoing dynamic environment ; recovery from the COVID - 19 pandemic ; the Company’s ability to leverage its brand power, sales, scale and operational expertise to drive margin performance and unit growth ; statements from the Company’s corporate social responsibility report ; the opportunity for additional domestic and foreign locations and licensees and territories ; target returns for new restaurant openings ; performance of international licensed locations ; North Italia and Fox Restaurant Concepts (“FRC”) as growth drivers and FRC as an incubation engine ; anticipated unit growth roadmap ; and resumption of strong unit growth . This press release contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as codified in Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements include, without limitation, statements regarding sales trends and strength, competitive position, market share and market share gains, outperformance of the broader casual dining industry, development expectations, cash generation ability, quarterly dividends, share repurchases and being an employer of choice . Such forward - looking statements include all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions . These statements are based on current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements . Investors are cautioned that forward - looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements . These forward - looking statements may be affected by various factors including : the rapidly evolving nature of the COVID - 19 pandemic and related containment measures, including the potential for a complete shutdown of the Company’s restaurants, international licensee restaurants and the Company’s bakery operations ; supply chain disruptions and inflation ; the geopolitical environment ; demonstrations, political unrest, potential damage to or closure of the Company’s restaurants and potential reputational damage to the Company or any of its brands ; economic, public health and political conditions that impact consumer confidence and spending, including the impact of COVID - 19 and other health epidemics or pandemics on the global economy ; acceptance and success of The Cheesecake Factory in international markets ; acceptance and success of North Italia and the Fox Restaurant Concepts restaurants, Social Monk Kitchen and other concepts ; the risks of doing business abroad through Company - owned restaurants and/or licensees ; foreign exchange rates, tariffs and cross border taxation ; changes in laws impacting the Company’s business, including laws and regulations related to COVID - 19 impacting restaurant operations and customer access to off - and on - premise dining ; labor constraints, changes in unemployment rates and increases in minimum wages and benefit costs ; the economic health of the Company’s landlords and other tenants in retail centers in which its restaurants are located, and the Company’s ability to successfully manage its lease arrangements with landlords ; unanticipated costs that may arise in connection with a return to normal course of business, including potential negative impacts from furlough actions ; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to the Company ; the timing of new unit development ; compliance with debt covenants ; strategic capital allocation decisions including any share repurchases or dividends ; the ability to achieve projected financial results ; economic and political conditions that impact consumer confidence and spending ; the resolution of uncertain tax positions with the Internal Revenue Service and the impact of tax reform legislation ; adverse weather conditions in regions in which the Company’s restaurants are located ; factors that are under the control of government agencies, landlords and other third parties ; the risks, costs and uncertainties associated with opening new restaurants ; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”) . Forward - looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or revise any forward - looking statements or to make any other forward - looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law . Investors are referred to the full discussion of risks and uncertainties associated with forward - looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K as filed with the SEC, which are available at www.sec.gov.

• Experiential dining category leader with diversified growth engines • Leveraging the Company’s differentiation and strong foothold in the off - premise channel to support the business in the on - going dynamic environment • Best - in - class operational execution and industry - leading retention • Significant and accelerating growth opportunities driving one of the highest expected growth rates in the casual dining industry Investment Highlights 3

The Cheesecake Factory - Global Footprint 4 High quality, high profile locations worldwide Company - Owned: 208 T oronto International – Licensed: 29 Saudi A r a bia (4) K u w a it (3) Bahrain (1) Qatar (3) UAE (6) M ont e rr e y Gu a dala j a ra Mexico C i t y (4) Beijing Shanghai (3) Macau Hong Kong Opportunity for 300 Domestic Locations Over Time & Continued International Expansion

NORTH ITALIA

Filling White Space for an On-Trend, Contemporary Italian Offering



- Potential for 200 domestic locations over time - 29 locations in 12 states & Washington D.C. currently
- All dishes handmade from scratch daily
- Serving lunch, dinner, weekend brunch & weekday happy hour
- Average check: ~$30-$40
- ~25% alcohol mix

FY21 Comp Sales (vs. 2019): 8%

1Q22 Comp Sales (vs. PY): 32%








NORTH
ITALIA

The Cheesecake Factory 5

Fox Restaurant Concepts (FRC) Expected to Serve as an Incubation Engine Innovating Concepts of the Future 6 Potential Growth Boutique Brands 60 Total FRC Locations Across the U.S.

We Have Resumed Strong Unit Growth With Impressive Early Results 2021 New Restaurants Opened 7 The Cheesecake Factory Washington D.C. Blanco Nashville, TN North Italia Birmingham, AL North Italia Franklin, TN North Italia Miami, FL North Italia San Antonio, TX Flower Child Atlanta, GA Blanco Oak Brook, IL North Italia Gilbert, AZ Flower Child Gilbert, AZ The Cheesecake Factory Huntsville, AL North Italia Orlando, FL Blanco Denver, CO Culinary Dropout Denver, CO 2022 New Restaurants Opened As many as 15 to 16 additional units planned for 2022 Flower Child Fort Worth, TX

Breadth of Menu & Innovation – 235 Items Made Fresh, From Scratch Ambiance, Service and Hospitality The Cheesecake Factory - A Highly Differentiated Concept Best - in - C l ass Operational Execution Inte g rat e d Bakery 9

Integrated Bakery – The “Cheesecake” Magic • Produces over 60 cheesecakes and other baked desserts • Enables creativity, quality control and supply chain efficiencies FY19* 16% 10 FY20* 21% Industry - Leading Dessert Sales Differentiated positioning has been a key sales driver during COVID - 19 FY21* 19% * Percent of total sales

Best - in - Class Operational Execution and Industry - Leading Retention Average Tenure by Position 33 years 24 years 20 years 20 years 15 years 14 years Senior VP of Operations Regional Vice Presidents Area Directors of Operations Area Kitchen Operations Managers General Managers Executive Kitchen Managers “What we found is that food and beverage innovation is table stakes ; you need to do it, but it’s not sustainable,” The ironclad correlation with success? “It was GM retention . ” – Wally Doolin, Black Box Intelligence* From Fortune ©2022 Fortune Media IP Limited. All rights reserved. Used under license. Fortune and Fortune 100 Best Companies to Work For are registered trademarks of Fortune Media IP Limited and are used under license. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, The Cheesecake Factory, Incorporated. PEOPLE Companies That Care seal is a registered trademark of Meredith and is used under license. *Restaurant Business, May 2018 11 Also recognized as a best workplace for diversity , millennials , and women 9 th consecutive year

Cult Status & Strong Consumer Engagement 1M+ followers 5M fans 355K followers Millions of Viewers 12 Note: Statistics as of April 20, 2022 130K followers Themed filters reaching 5M+ us er s

Broad Consumer Demographic and Appeal With a Moderate Average Check Highest Unit Volumes ($ in millions) Source: Latest SEC 10 - K filings and company presentations Average check for The Cheesecake Factory defined as on - premise average check for FY 2021 13 $11.1 $ 6.4 $5.3 $ 5.1 $4.1 $ 3.8 $ 3.4 $3.3 $3.0 Texas Maggiano's Roadhouse BJ's Olive G a r d e n O u t b a ck LongHorn Carrabba's Bonefish $32 $30 $27 $26 $24 $23 $23 $20 $20 $19 Yard H o u se Bonefish Maggiano's Outback LongHorn Carraba's Olive Texas Garden Roadhouse BJ's Casual Dining #1 Quality #2 Service #3 Ambiance

9% 12% 28% 27% 28% Off - Premise Sales (% of Total Revenue) Leveraging This Differentiation in the Off - Premise Channel Upgraded Takeout Packaging 14 *Annualized unit volume equivalent based on total system restaurant average weekly sales ~$3.3 million per restaurant* 43% 43% 31% 14% 16% Reflecting COVID - 19 dining restrictions

Further Leaning in to Convenience 15

CSR – Contributing to the Well - Being of Our Staff, Local Communities and the Environment We All Share 16 Please refer to The Cheesecake Factory Corporate Social Responsibility Reports. *Free from recombinant bovine somatotropin (rbST) or a recombinant bovine growth hormone (rbGH), often used for lactating dairy cows to increase the production of milk.

Sales Leadership Growth Opportunities Financial Resiliency 17

Driving Strong Pandemic Recovery with Industry - Leading Comparable Sales Growth 18 1Q22 Comp Sales +20. 7% 1Q22 Average Weekly Sales (AWS) ~$225,500 Equates to $11.7M Annualized Average Unit Volume (AUV) 2QTD through April 26 th Comp Sales vs PY + 2 4.3% 2QTD AWS Eq V ~$215,500 uates to nearly $11.2M AU Update with QTD #s Update with QTD #s

We Believe Stable, Agile Brands Will Be Best Equipped to Weather Volatility and Thrive Post-COVID

Potential Industry Rationalization - Market Share Opportunity

Casual Dining[1]



Chains
14%
Independents
86%

As of May 2021, the NRA estimated that 15% (~90,000) of restaurants have closed.



Annual Restaurant Unit Growth 2
US Population Growth 3
1.4% 1.8% 2.1% 1.3% 1.5% 1.5% 1.8% 2.5% 2.2% 1.9%
0.8% 0.7% 0.7% 0.7% 0.7% 0.7% 0.7% 0.6% 0.5% 0.5%
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

“ *"Large chains and well-funded restaurant groups have the resources to ride out a protracted shutdown,* ***but the independent restaurants that make up about two-thirds of the American dining landscape*** *– noodle shops, diners and that charming urban restaurant that always had a line out the door –* ***may not survive."*** ”

- New York Times, March 20, 2020

Increased Consumer Emphasis On Off-Premise

Sustained Off-Premise Sales Strength[4]

(AUV $ millions)



The Cheesecake Factory
~$1.7
~$4
Off-Premise Only
$1.8
$3.3
2019
Early-COVID
1Q19 1Q22

“ *"****Off-premise will likely continue its rise in importance,*** *even after the pandemic"* ”

- Technomic, April 24, 2020

Sources: [1]Morgan Stanley Report April 6, 2020; [2]Bureau of Labor Statistics; [3]U.S. Census; [4]Annualized average unit volumes based on average weekly sales in each period.

The Cheesecake Factory 19

Driving Strong Pandemic Recovery with Industry - Leading Comparable Sales Growth 20 *1Q22 reported results reflect impact of 0 new unit openings year - to - date and other locations that have not yet reached steady - state operational levels. **Mature locations defined as locations opened 3 years or more at the beginning of 2021, excluding 1 underperforming restaurant in a tourist location significantly impacted by capacity restrictions. • Reservation management to drive sales & throughput • Leveraging buying power and sales/inventory management systems to reduce food costs • Robust labor management systems and analysis to drive productivity • Leveraging benefits infrastructure and equity plan to attract and retain top talent 10 . 2 % Restaurant - Level Margin 15.0% 1 Q2 2 * 1Q22 Mature Locations** +32% 1Q22 Comp Sales Equates to $7.3M AUV 1Q22 AWS ~$139,900 +38% 2QTD through April 26 th Comp Sales vs PY *Restaurant - level margin calculated as North Italia segment income from operations + segment preopening costs + segment impairment of assets and lease termination expenses + segment depreciation and amortization expenses / North Italia segment revenue Update with 2QTD #s

Diversified Growth Engines Expected to Drive 7% Unit Growth Annually

Diversified multi-concept across segment, price point, occasion, real estate and labor

Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise

Anticipated Unit Growth Roadmap[1]	The Cheesecake Factory	NORTH ITALIA[2]	FRC[2]
Target Size (productive sq. ft.)	7,000 – 10,000	6,000 - 7,000	3,500 – 15,000
Targeted Average Unit Volume	$11M - $12M	$7M - $7.5M	Avg. $5M - $5.5M
Targeted Sales/productive sq. ft.	~$1,100	~$1,200	~$1,000
Target Long-Term Unit Growth	~3%	~20%+	~15% - 20%
Top-Line Unit Growth Contribution	~3%	~2%	~2%
Target Restaurant-Level Margin %	~18%	~18% - 20%	~16% - 18%
Cash Capex Investment	$8M+	$3.5M+	$500/sq. ft.
Target Cash-on-Cash Return	20% - 25%	35%+	25% - 30%
Sales/Investment Ratio	*Varies*	2:1	2:1

[1]Illustrative example of target returns for new restaurant openings | [2]Average unit volume and steady-state restaurant-level margin typically reached after 3 years of operations

The Cheesecake Factory 21

(4.2)% (4.3)% ( 6 . 8 )% ( 0 . 3 )% 4 . 0% 4 . 2% 3 . 3% 2 . 6% 4 . 1% 3 . 8% 0 . 4% 0.9% 0.5% 2 . 5% (27.4)% 3 . 3% ( 8 . 7 )% ( 6 . 1 )% 1 . 0% 2 . 0% ( 0 . 9 )% ( 1 . 6 )% 0 . 8% ( 0 . 4 )% ( 2 . 2 )% 1 . 4% ( 24 . 0 )% ( 0 . 9 )% History of Outperforming the Industry 2008 2009 2 010 20 1 1 2 012 2013 2014 2 015 2016 2017 2018 2 019 2020* 2 021 * * Knapp - Track Index Comparable Sales - Historical 2 - year Stack 22 Industry Outperformance During Economic Downturn Geographical discrepancies in dining restrictions & reopening timelines *2020 results reflect the impact of the COVID - 19 pandemic. **2021 data compares against 2019 data due to COVID - 19 pandemic.

Durable Business Over Time

Adjusted Earnings/(Loss) Per Share



$0.84
$1.07
$1.42
$1.64
$1.88
$2.10
$1.97
$2.37
$2.83
$2.60
$2.51
$2.61
($1.49)
$2.13
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Free Cash Flow[1]



($ in millions)
$85
$163
$128
$120
$112
$107
$135
$94
$158
$100
$163
$120
($47)
$146
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Capital Allocation Detail



($ in millions)
64,009
44,545
52,941
$173
$85
$37
$52
$42
$172
$77
$13
$101
$86
$27
$184
$106
$30
$141
$114
$36
$109
$154
$42
$146
$158
$50
$123
$139
$56
$109
$128
$61
$51
$99
$16
$4
$50
$6
$67
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Common Stock Dividend
Share Repurchases
Capex / Investment ²
Weighted Average Shares Outstanding

[1]Free cash flow defined as cash flow from operations (includes adjustment for excess tax benefit related to stock options exercised in 2008-2016 to conform to current year presentation) less capital expenditures and investment in unconsolidated affiliates prior to the acquisition of North Italia and Fox Restaurant Concepts

[2]2019 Capex/Investment does not include the acquisition of North Italia and Fox Restaurant Concepts

Note: 2020 results reflect the impact of the COVID-19 pandemic and the issuance of 200,000 shares of Series A Convertible Preferred Stock. Please refer to SEC filings for GAAP to Non-GAAP reconciliations and for an explanation regarding an accounting reclassification for prior years

23

2022 Underlying Key Assumptions (1) 24 (1) assumes no more COVID - 19 surges or other material disruptions (2) includes impact of 53 rd week in fiscal 2022 (3) Restaurant Level Margin $3.3 to $3.4 Billion Total Sales (2) $12 Million CCF AUV (2) Targeting return to 2019 CCF RLM (3) in 2H22 15 - 16 New Restaurant Openings Approximately $150 Million in Capex Q2 2022 quarterly dividend of $0.27 Share repurchase program

App e ndix

Non - GAAP Reconciliations In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non - GAAP measurements which present adjusted diluted net income/(loss) per share excluding the impact of certain items and free cash flow . The non - GAAP measurements are intended to supplement the presentation of the Company’s financial results in accordance with GAAP. The Company believes that the presentation of these items provides additional information to facilitate the comparison of past and present financial results. 26

Non - GAAP Reconciliation (1) Represents incremental costs associated with COVID - 19 such as sick and vaccination pay, healthcare and meal benefits for furloughed staff members, additional sanitation and personal protective equipment. (2) The tax effect assumes a tax rate based on the federal statutory rate and an estimated blended state tax rate. (3) Fiscal 2017 includes a $38.5 million benefit to the income tax provision related to tax reform enacted in December 2017. (4) Adjusted diluted net income/(loss) per share may not add due to rounding. 27 2008 2009 2010 2011 2012 2013 2014 2015 Net income/(loss) (GAAP) $ 52,293 $ 42,833 $ 81,713 $ 95,720 $ 98,423 $ 114,356 $ 101,276 $ 116,523 479 4,754 13 , 43 9 - ( 52 , 672 ) - - - - 2,699 - (3,872) 19,510 13,485 18,661 - 4,581 10,257 - 5 , 27 0 1 , 03 3 - - 22 , 96 3 - - - - - - - - - - - - - - - - - - - - - - - - (46) ( 5 , 880 ) 3 , 81 8 ( 62 , 692 ) 4,917 7,139 ( 11 , 679 ) - Loss on investment in unconsolidated affiliates - Gain on investment in unconsolidated affiliates - Acquisition - related costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - Acquisition - related contingent consideration, compensation and amortization expenses/(benefit) - - - - - - - - - - Dividends on Series A preferred stock - - - - - - - - - - Net income attributable to Series A preferred stock to apply if - converted method - - - - - - - - - - Direct and incremental Series A preferred stock issuance costs - - - - - - - - - - Assumed impact of potential conversion of Series A preferred stock into common stock - - - - - - - - - - COVID - 19 related costs (1) - - - - - - - - - - Uncertain tax positions - - - - - - - - - - Tax effect of adjustments (2) (1,181) (14,605) (2,951) (331) (3,814) 224 (278) (2,404) - One - time tax items (3) - - - - - - - - - ( 4 , 329 ) ( 38 , 525 ) - - - - Adjusted net income/(loss) (non - GAAP) $ 54,064 $ 64,072 $ 86,138 $ 95,142 $ 103 , 72 6 $ 114 , 01 9 $ 101 , 69 4 $ 120 , 13 0 $ 139 , 56 2 $ 125 , 36 0 $ 115 , 77 0 $ 116 , 42 8 $ (74,934) $ 112,753 Diluted net income/(loss) per share (GAAP) $ 0.82 $ 0.71 $ 1.35 $ 1.64 $ 1.78 $ 2.10 $ 1.96 $ 2.30 $ 2.83 $ 3.27 $ 2.14 $ 2.86 $ ( 6 . 32 ) $ 1.01 - Impairment of assets and lease termination expenses 0 . 0 5 0 . 4 4 - 0 . 0 3 0 . 1 7 ( 0 . 01 ) 0 . 0 1 0 . 1 2 0 . 0 0 0 . 2 1 0 . 3 9 0 . 4 1 4.36 0.34 - Partial IRS settlement - - - ( 0 . 03 ) - - - - - - - - - - - Termination of Interest rate swap - 0 . 1 2 0 . 1 2 - - - - - - - - - - 0.04 - Chairman and CEO employment agreement - 0 . 0 4 - - - - - - - - - - - - - Proceeds from variable life insurance contract - ( 0 . 01 ) - - ( 0 . 01 ) - - - - - - - - - - Loss on investment in unconsolidated affiliates - - - - - - - - - 0 . 0 1 0 . 1 0 0 . 3 0 - - - Gain on investment in unconsolidated affiliates - - - - - - - - - - - ( 1 . 18 ) - - - Acquisition - related costs - - - - - - - - - - - 0 . 1 2 0.05 - - Acquisition - related contingent consideration, compensation and amortization expenses/(benefit) - - - - - - - - - - - 0 . 0 2 ( 0 . 08 ) 0.37 - Dividends on Series A preferred stock - - - - - - - - - - - - 0.27 0.35 - Net income attributable to Series A preferred stock to apply if - converted method - - - - - - - - - - - - - 0.09 - Direct and incremental Series A preferred stock issuance costs - - - - - - - - - - - - 0.20 - - Assumed impact of potential conversion of Series A preferred stock into common stock - - - - - - - - - - - - 0.80 ( 0 . 08 ) - COVID - 19 related costs - - - - - - - - - - - - 0.46 0.09 - Uncertain tax positions - - - - - - - - - - - - - 0.13 - Tax effect of adjustments ( 0 . 03 ) ( 0 . 23 ) ( 0 . 05 ) - ( 0 . 06 ) 0 . 0 1 - ( 0 . 05 ) 0 . 0 0 ( 0 . 09 ) ( 0 . 12 ) 0 . 0 9 ( 1 . 25 ) ( 0 . 22 ) - One - time tax items - - - - - - - - - ( 0 . 80 ) - - - - Adjusted diluted net income/(loss) per share (non - GAAP) (4) $ 0.84 $ 1.07 $ 1.42 $ 1.64 $ 1.88 $ 2.10 $ 1.97 $ 2.37 $ 2.83 $ 2.60 $ 2.51 $ 2.61 $ ( 1 . 49 ) $ 2.13 The Cheesecake Factory Incorporated Reconciliation of Non - GAAP Financial Measures ($ in thousands, except per share data) Fiscal Year 2016 2017 2018 2019 2020 2021 $ 139 , 49 4 $ 157 , 39 2 $ 99,035 $ 127,293 $ (277,107) $ 49,131 - Impairment of assets and lease termination expenses 2,952 26 , 54 1 - 1,547 9 , 53 6 (561) 696 6,011 114 10 , 34 3 17,861 18,247 219,333 18,139 - Partial IRS settlement - - - (1,794) - - - - - - - - - - - Termination of Interest rate swap - 7 , 42 1 7,376 - - - - - - - - - - 2,354 - Chairman and CEO employment agreement - 2 , 55 0 - - - - - - - - - - - - Proceeds from variable life insurance contract - (668) - - (419) - - - - - - - - -

Non - GAAP Reconciliation (1) The excess tax benefit related to stock options exercised is no longer reclassified from cash flows from operating activities to cash flows from financing activities in the consolidated statements of cash flows. The consolidated statements of cash flows for fiscal 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009 and 2008 have been adjusted to conform to the current year presentation. 28 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Cash flow from operations (1) $ 170 $ 200 $ 170 $ 197 $ 198 $ 213 $ 249 $ 248 $ 316 $ 239 $ 291 $ 219 $ 3 $ 213 Capital expenditures / investments 85 37 42 77 86 106 114 154 158 139 128 99 50 67 Free cash flow $ 85 $ 163 $ 128 $ 120 $ 112 $ 107 $ 135 $ 94 $ 158 $ 100 $ 163 $ 120 $ (47) $ 146 The Cheesecake Factory Incorporated Reconciliation of Non - GAAP Financial Measures ($ in millions) Fiscal Year